Exhibit 10.1

                              CONSULTING AGREEMENT

         This Consulting Agreement (the "Agreement") is entered into this 9th day of April 2000 is by and amongst TrimFast Group, Inc. (the "Company") and Peter Hobson (The "Consultant").

         WHEREAS, Consultant is skilled in providing legal services, and has provided legal services to Company in the past;
         WHEREAS, the Company desires to continue to engage Consultant to continue to provide legal services and the Consultant is expected to be called upon to handle an increase role in litigation strategy; and

         NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration receipt whereof is hereby acknowledged it is agreed.

         1. The Company hereby engages the Consultant and the Consultant hereby accepts this engagement on a non- exclusive basis pursuant to the terms and conditions of this Consulting Agreement.

         2. Consultant shall handle defense litigation for the Company in connection with product liability claims, breach of contract actions and such other matters in the ordinary course of business.

         3. In consideration of the services to be provided, Consultant shall receive a fee equal to 30,000 shares of the Company's common stock.

         4. The Company will register these shares pursuant to a registration statement on Form S-8.
         5. Except as otherwise provided herein, any notice or other communication to any party pursuant to or relating to this Agreement and the transactions provided for herein shall be deemed to have been given or delivered when deposited in the United States Mail, registered or certified, and with proper postage and registration or


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certification fees prepaid, addressed at their principal place of business or to such other address as may be designated by either party in writing.

          6. This Agreement shall be governed by and interpreted pursuant to the laws of the state of Florida. By entering into this Agreement, the parties agree to the jurisdiction of the Florida courts with venue in Palm Beach, County Florida. In the event of any breach of this Agreement, the prevailing party shall be entitled to recover all costs including reasonable attorney's fees.

          7. This Agreement may be executed in any number of counterparts, each of which when so executed an delivered shall be deemed an original, and it shall not be necessary, in making proof of this Agreement to produce or account for more than one counterpart.

         IN WITNESS WHEREOF, the parties hereto have subscribed their hands an seals the day and year first above written.

CONSULTANT:                               COMPANY:
                                      TRIMFAST GROUP, INC.

/S/PETER HOBSON                   BY: /S/MICHAEL MUZIO, PRES
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